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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)     November 26, 2002
                                                     -----------------


                           Unigene Laboratories, Inc.
             (Exact name of registrant as specified in its charter)

           Delaware                      0-16005                22-2328609
           --------                      -------                ----------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


  110 Little Falls Road, Fairfield, NJ                              07004
----------------------------------------                            -----
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:  (973) 882-0860



N/A
--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)

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Item 5.  Other Events.

Unigene Laboratories, Inc., a Delaware corporation ("Unigene"), and Upsher-Smith Laboratories, Inc., a Minnesota corporation ("USL"), have entered into a License and Development Agreement, dated as of November 26, 2002 (the "License Agreement"), which provides for the marketing, distribution and sale by USL of a nasally administered salmon calcitonin pharmaceutical product developed by Unigene for the treatment of osteoporosis in humans.

The License Agreement and the press release dated December 2, 2002, issued in connection with the execution of the License Agreement, are filed as exhibits to this report and are incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits.

              Exhibit No.      Description of Exhibit
              -----------      ----------------------

                  10.1 License and Development Agreement, dated as of November 26, 2002, by and between Unigene Laboratories, Inc. and Upsher-Smith Laboratories, Inc.*

                  99.1            Press Release of Unigene Laboratories, Inc.
                                  dated December 2, 2002
_____________

* Portions of the document have been omitted pursuant to a confidential treatment request.

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                                   SIGNATURE

Pursuant to the requirements of the Signature Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       Unigene Laboratories, Inc.


                                        By:        /s/ Warren P. Levy
                                           -------------------------------------
                                                Warren P. Levy, President
                                                (Chief Executive Officer)


Dated:  January 9, 2003